STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement is made this 14th day of August, 1998 by, between and among TRANSFINANCIAL HOLDINGS, INC., a Delaware corporation ("TFH") and those persons whose signatures are affixed hereto and whose signatures are deemed to be affixed hereto by tendering shares in accordance with Section 16 hereof (collectively the "Sellers" and individually a "Seller").

                                    RECITALS


I. The parties wish to set forth herein all of their agreements with respect to the purchase by TFH of (a) those shares of the issued and outstanding capital stock of TFH listed below the signature of each Seller, and (b) 881,550 shares which Sellers shall between the date hereof and the Second Closing (as defined below) acquire from TJS Partners, L.P. (the "Shares").

     NOW, THEREFORE, in consideration of the premises and the terms and provisions hereinafter set forth, the parties hereto do hereby agree as follows:

                                   AGREEMENTS


1. TFH agrees to buy, and each Seller severally agrees to sell, that number of Shares set forth under such Seller's signature hereon, free and clear of any and all security interests and claims of others. TFH further agrees to buy from Sellers or any one or more of them, and such persons agree to sell to TFH, 881,550 shares of issued and outstanding common stock of TFH acquired between the date hereof and the Second Closing from TJS Partners, L.P..


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2.   The Purchase Price for the Shares shall be NINE DOLLARS AND TWELVE AND ONE-
HALF CENTS ($9.125) per share, payable as follows: (a) by delivery of one promissory note in the form attached hereto as Exhibit A in the amount of the aggregate Purchase Price of the Shares to be acquired at the First Closing less Seven Hundred Thirty-Nine Thousand Five Hundred Ninety-Nine and 52/100 Dollars ($739,599.52); (b) by delivery of one promissory note in the form attached hereto as Exhibit B in the amount of Four Hundred Fifty Six Thousand Two Hundred Fifty and no/100 Dollars ($456,250); and (d) (i) payment of $215,194.88 to the Larry Crouse IRA at the Second Closing, against delivery of 23,583 Shares held by the Larry Crouse IRA on the date hereof, (ii) payment of $16,178.63 to George Crouse at the Second Closing, against delivery of 1,773 Shares held by him on the date hereof, (iii) payment of $16,178.63 to Kenneth Crouse at the Second Closing, against delivery of 1,773 Shares held by him on the date hereof,
(iv) payment of $35,797.38 to Renee Crouse Butler at the Second Closing, against delivery of 3,923 Shares held by her on the date hereof and (v) payment of $8,044,143.75 to the Sellers at the Second Closing, against delivery of 881,550 Shares acquired by Sellers from TJS Partners, L.P. prior to the Second Closing.

3. The Closing shall take place at the offices of Hillix, Brewer, Hoffhaus, Whittaker & Wright LLC, 2420 Pershing Road, Suite 400, Kansas City, Missouri at 9:00 a.m., local time, on August 14, 1998. At the Closing, Sellers shall deliver certificates, duly endorsed or with duly endorsed stock powers attached, representing the Shares, against payment of the Purchase Price as provided herein (provided that certificates representing the Shares described in Paragraph 2(d) hereof, duly endorsed or with duly endorsed stock powers attached, shall be delivered against payment of the purchase price for such Shares in accordance with Paragraph 2(d) hereof).

4. TFH shall at Closing reimburse Sellers THREE HUNDRED AND FIFTY THOUSAND DOLLARS ($350,000.00), for all expenses and other costs incurred by them in connection with the transactions contemplated by this Stock Purchase Agreement (including expenses incurred on acquiring any shares from TJS Partners, L.P.),
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and Larry D. Crouse, one of the Sellers, shall resign from the TFH Board of
Directors. Sellers have submitted to TFH a written request for such reimbursement, listing the costs and expenses for which such reimbursement is claimed, in form satisfactory to TFH. Aside from such reimbursement, each of the parties hereto shall bear its own costs and expenses, and TFH shall not be responsible for any part of the filing fee, if any, under the Hart-Scott-Rodino Act.

5.   Each of the Sellers represents, warrants and covenants to TFH as follows:

     a. That such Seller is the owner of and has the full right to sell the number of Shares set forth opposite such Seller's signature hereto.

     b. That the Shares being sold by each Seller are free and clear of any and all security interests and claims of others, whatsoever.

     c. That each Seller has the authority and capacity to execute this Stock Purchase Agreement and perform the terms and conditions hereof to be performed by such Seller.

     d. That the representations and warranties of such Seller set forth in subparagraphs a, b and c of this Paragraph 5 shall be true and correct as of Closing with respect to the Shares owned by such Seller on the date hereof and any Shares acquired from TJS Partners, L.P. as provided in Paragraph 1 hereof.

1. TFH's obligation to purchase the Shares is subject to the following conditions precedent:

     a. The representations and warranties of Sellers contained in this Stock Purchase Agreement shall be true and correct in all respects at
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          and as of Closing with the same force and effect as though made at such time;

     b. Sellers shall have complied with all agreements, covenants and obligations to be complied with by Sellers prior to or at Closing.

1.   TFH warrants, represents and covenants to the Sellers as follows:

     a. That all requisite corporate action has been taken to authorize the execution of this Stock Purchase Agreement by TFH, and the performance of the terms and provisions hereof to be performed by it.

     b. That the Board of Directors of TFH has adopted a resolution, which is now and at the Closing will be in full force and effect, to the effect that neither Sellers, collectively, nor any Seller, individually, shall, pursuant to a Rights Agreement between TFH and UMB Bank, N.A., dated as of July 14, 1998, become an Acquiring Person (as therein defined) solely by purchase from TJS Partners, L.P. of up to [881,550] shares of the issued and outstanding capital stock of TFH, provided that all such shares so acquired shall be included within the Shares to be sold and purchased hereunder, and that such resolution further authorized the issuance of the written consent attached hereto as Exhibit C. TFH shall deliver a duly executed consent in the form attached hereto as Exhibit C to Sellers' counsel promptly after execution and delivery of this Stock Purchase Agreement by the parties hereto.

     c. That the Board of Directors of TFH has adopted a resolution, which is now and hereafter will be in full force and effect, approving the execution and delivery of the written consent attached hereto as Exhibit D and the acquisitions of shares of capital stock of TFH described therein pursuant to the terms and conditions set forth
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          therein.  TFH shall deliver a duly executed consent in the form attached hereto as Exhibit D to Sellers' counsel at the Closing.

1. No Seller shall, until Closing, or the earlier written consent of TFH, disclose the existence or terms of this Stock Purchase Agreement, and until forty-eight (48) hours after public announcement by TFH of the existence and terms of this Agreement or the consummation of the transactions contemplated hereby, all such Sellers shall refrain from trading in TFH stock or otherwise using for themselves or others their knowledge of the terms hereof. Any agreement between Sellers, or any one or more of them, and TJS Partners, L.P., in furtherance of Paragraph 1 hereof, shall provide, and be structured in a manner to legally permit, no disclosure of the existence or terms thereof, by required public filings with any governmental agency or otherwise, until the first business day following the date of the Closing. Between the date hereof and the Closing, and with respect to the Shares identified in Paragraph 2(d), between the date hereof and September 30, 1998, except as otherwise contemplated herein or requested in writing by TFH, Sellers will not pledge, hypothecate or grant any security interest in or enter into any agreement or execute any proxy or written stockholder's consent with respect to any shares of TFH stock now or hereafter owned by Sellers.

2. Any notice required or permitted to be given hereunder may be personally delivered or transmitted by facsimile or first class mail, postage pre-paid, as follows:



     If to TFH:
     TransFinancial Holdings, Inc.
     Attn:  Timothy P. O'Neil, President
     8245 Nieman Road, Suite 100
     Lenexa, KS  66214
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     With a copy to:
     Kent E. Whittaker
     Hillix, Brewer, Hoffhaus, Whittaker & Wright, L.L.C.
     2420 Pershing Road, 4th Floor
     Kansas City, MO  64108

     If to Sellers or any Seller:
     Scudder Law Firm
     Attn: Mark Scudder
     Second Floor, 411 S. 13th St.
     Post Office Box 81277
     Lincoln, Nebraska 68508

3. This Stock Purchase Agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and no promise, warranty, representation or assurance has been given by any party hereto to induce the execution of any other party, except as herein expressly provided.

4. This Stock Purchase Agreement may be modified or amended only by the subsequent written agreement of the party or parties sought to be charged with such amendment.

5. The covenants, agreements, representations and warranties of TFH and each of the Sellers contained in this Stock Purchase Agreement or in any document delivered in connection herewith shall survive the Closing.

6. This Stock Purchase Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and shall inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns.
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7.   If the day upon which any action is to be taken hereunder shall not be a regular business day, the action then to be taken shall be timely if taken on the next following business day.

8. The parties hereto agree that the subject matter of this Stock Purchase Agreement is unique, that there may be no adequate legal remedy for breach or nonperformance, and that specific performance of the provisions hereof may be ordered by any court having jurisdiction.

16. The following members of the Crouse family (the "Other Crouses") beneficially own the number of shares set forth opposite their names:

               Name                     Number of Shares


               Heather Watt                           18,833

               Matthew Crouse                         11,833

               Shannon Crouse                         19,000

               Chris Crouse                           19,000

               Julie Crouse Daniel                    14,833

               Renee Crouse Butler                    3,923

     TFH hereby offers to purchase the Shares owned by the Other Crouses on the terms and conditions set forth for the Sellers under this Stock Purchase Agreement. To the extent any Other Crouses have not signed this Stock Purchase Agreement, such Other Crouses may accept the offer by tendering their Shares at

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Closing, in which event they shall be deemed to be Sellers under this Stock
Purchase Agreement and shall be entitled to the benefits and bound by the terms and conditions hereof. Larry Crouse, Kenneth Crouse, George Crouse, Jeffrey Crouse and Jean Crouse Watt hereby represent, warrant and covenant as provided in Section 5 hereof with respect to the Other Crouses who tender Shares pursuant to this Paragraph and the Shares tendered by the Other Crouses.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement, or caused it to be executed by their duly authorized officers, as of the day and year first above written.

                         TRANSFINANCIAL HOLDINGS, INC.


                         By:  /s/ Timothy P. O'Niel

                             Timothy P. O'Neil
                             President

            SELLERS:


               /s/ Jeffrey Crouse

               Signature


            Jeffrey Crouse (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               246,315

            Number of Shares

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               /s/ Jean Crouse Watt

               Signature

            Jean Crouse Watt (by Mark A. Scudder, attorney-in-fact)

            Printed Name

               246,315

               Number of Shares


               /s/ Larry Crouse

               Signature

            Larry Crouse (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               137,346

               Number of Shares


               /s/ Larry Crouse

               Signature

            Larry Crouse IRA (by Mark A. Scudder, attorney-in-fact for Larry

            Crouse, director of such account)

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               Printed Name

               23,583

               Number of Shares






               /s/ Kenneth Crouse

               Signature

            Kenneth Crouse (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               251,803

               Number of Shares


               /s/ George Crouse

               Signature

            George Crouse (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               241,088

               Number of Shares

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               /s/ Heather Watt

               Signature

            Heather Watt (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               18,833

               Number of Shares


               /s/ Matthew Crouse

               Signature

            Matthew Crouse (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               11,833

               Number of Shares



               /s/ Shannon Crouse

               Signature

            Shannon Crouse (by Mark A. Scudder, attorney-in-fact)

               Printed Name
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               19,000

               Number of Shares


               /s/ Chris Crouse

               Signature

            Chris Crouse (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               19,000

               Number of Shares



               /s/ Renee Crouse Butler

               Signature

            Renee Crouse Butler (by Mark A. Scudder, attorney-in-fact)

               Printed Name

               3,923

               Number of Shares

                                   EXHIBIT A

                                COLLATERAL NOTE

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August 14, 1998                                   $10,519,482.53
     FOR VALUE RECEIVED, the undersigned, TransFinancial Holdings, Inc., a Delaware corporation ("Maker") promises to pay to the order of each of the persons listed on Exhibit A attached hereto (sometimes referred to herein individually as the "Payee" and collectively as the "Payees"), at 8245 Nieman Road, Suite 100, Lenexa, Kansas, such Payee's share, as reflected on Exhibit A, of the principal sum of Ten Million Five Hundred Nineteen Thousand Four Hundred Eighty Two and 53/100 Dollars ($10,519,482.53) (the "Principal Amount"), in lawful money of the United States, on September 30, 1998. Interest shall not be paid on the unpaid Principal Amount or other amounts payable hereunder except to the extent provided below.

     In the event that the Principal Amount is not paid in full on or before September 30, 1998, (a) the Maker shall pay to each Payee a penalty equal to Five Percent (5%) of the unpaid Principal Amount owed to such Payee, payable upon demand, and (b) after September 30, 1998 the unpaid Principal Amount owed to each Payee shall bear interest at a rate of Twelve Percent per annum, payable upon demand.

     The Maker grants to the Payees a security interest in the Collateral (as defined below) for the payment of all amounts due under this Collateral Note and all renewals and extensions hereof and for the performance and payment of any and all obligations and indebtedness of the Maker to the Payees hereunder.

     The following certificates, registered in the name of the Maker, with stock powers duly endorsed in blank and otherwise in proper form for transfer, are delivered together with this Collateral Note to The Scudder Law Firm, as the agent for the Payees ("Agent"):

               Certificate No. TF1212, representing 1,152,820 shares
               of the common stock of TransFinancial Holdings, Inc.,
               a Delaware corporation.
                                      -13-
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     The term "Collateral" as used herein shall mean (a) the above-described shares of the common stock of TransFinancial Holdings, Inc. and all accruals thereto, including those by way of dividend, corporate reorganization, liquidation, split or change in capital structure, all of which will be promptly delivered to the Agent with stock powers and other forms of assignment duly endorsed in blank, if endorsement is required, and otherwise in proper form for transfer; and (b) Exhibit D to the Stock Purchase Agreement. All deliveries to the Agent shall be deemed to have placed the Payees in possession of the Collateral. The Payees shall not have the right to vote or to receive dividends on shares of stock pledged hereunder unless an event of default shall have occurred hereunder and shall remain unremedied.

     Privilege is hereby given to prepay all or part of the Principal Amount at any time without penalty. All payments made under this Collateral Note shall be applied first against penalties and accrued interest and then against the outstanding Principal Amount due under this Collateral Note.

     Maker hereby waives presentment for payment, diligence, demand and notice of demand, protest and notice of protest, notice of nonpayment, notice of acceleration, and any defense by reason of extension of time for payment or other indulgence granted by any Payee.

     Time is of the essence with respect to all of Maker's obligations under this Collateral Note.

     This Collateral Note shall be governed by, interpreted, construed and enforced in accordance with the domestic laws of the State of Kansas without regard to principles of conflict of laws.


                              TRANSFINANCIAL HOLDINGS, INC.
                                      -14-
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                          By:
                              Timothy P. O'Neil
                              President

                          EXHIBIT A TO COLLATERAL NOTE


                                                              SHARE OF
      NAME                             SHARES            PRINCIPAL AMOUNT


Larry Crouse                    127,346             $ 1,162,032.25

Jeffrey Crouse                  236,315               2,156,374.38

Kenneth Crouse                  240,030               2,190,273.75

George Crouse                   229,315               2,092,499.38

Jean Crouse Watt                236,315               2,156,374.38

Heather Watt                     18,833                 171,851.13

Matthew Crouse                   11,833                 107,976.13

Shannon Crouse                   19,000                 173,375.00

Chris Crouse                     19,000                 173,375.00


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Julie Pruitt                     14,833                 135,351.13



                              1,152,820             $10,519,482.53


                                      EXHIBIT B


                                   COLLATERAL NOTE


August 14, 1998                                                     $456,250

     FOR VALUE RECEIVED, the undersigned, TransFinancial Holdings, Inc., a Delaware corporation ("Maker") promises to pay to the order of each of the persons listed on Exhibit A attached hereto (sometimes referred to herein individually as the "Payee" and collectively as the "Payees"), at 8245 Nieman Road, Suite 100, Lenexa, Kansas, such Payee's percentage interest, as reflected on Exhibit A, of the principal sum of Four Hundred Fifty Six Thousand Two Hundred Fifty and no/100 Dollars ($456,250) (the "Principal Amount"), in lawful money of the United States, on December 31, 1998. Interest shall not be paid on the unpaid Principal Amount or other amounts payable hereunder except to the extent provided below.

     In the event that the Principal Amount is not paid in full on or before December 31, 1998, (a) the Maker shall pay to each Payee a penalty equal to Five Percent (5%) of the unpaid Principal Amount owed to such Payee, payable upon demand, and (b) after December 31, 1998 the unpaid Principal Amount owed to each Payee shall bear interest at a rate of Twelve Percent per annum, payable upon demand.

                                      -16-
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     The Maker grants to the Payees a security interest in the Collateral (as defined below) for the payment of all amounts due under this Collateral Note and all renewals and extensions hereof and for the performance and payment of any and all obligations and indebtedness of the Maker to the Payees hereunder.

     The following certificates, registered in the name of the Maker, with stock powers duly endorsed in blank and otherwise in proper form for transfer, are delivered together with this Collateral Note to The Scudder Law Firm, as the agent for the Payees ("Agent"):

               Certificate No. TF1211, representing 50,000 shares of the common stock of TransFinancial Holdings, Inc., a Delaware corporation.

     The term "Collateral" as used herein shall mean the above-described shares of the common stock of TransFinancial Holdings, Inc. and all accruals thereto, including those by way of dividend, corporate reorganization, liquidation, split or change in capital structure, all of which will be promptly delivered to the Agent with stock powers and other forms of assignment duly endorsed in blank, if endorsement is required, and otherwise in proper form for transfer. All deliveries to the Agent shall be deemed to have placed the Payees in possession of the Collateral. The Payees shall not have the right to vote or to receive dividends on shares of stock pledged hereunder unless an event of default shall have occurred hereunder and shall remain unremedied.

     Privilege is hereby given to prepay all or part of the Principal Amount at any time without penalty. All payments made under this Collateral Note shall be applied first against penalties and accrued interest and then against the outstanding Principal Amount due under this Collateral Note.


                                      -17-
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     Maker hereby waives presentment for payment, diligence, demand and notice of demand, protest and notice of protest, notice of nonpayment, notice of acceleration, and any defense by reason of extension of time for payment or other indulgence granted by any Payee.

     Time is of the essence with respect to all of Maker's obligations under this Collateral Note.

     This Collateral Note shall be governed by, interpreted, construed and enforced in accordance with the domestic laws of the State of Kansas without regard to principles of conflict of laws.

                              TRANSFINANCIAL HOLDINGS, INC.



                          By:
                              Timothy P. O'Neil
                              President

                          EXHIBIT A TO COLLATERAL NOTE


                                                              SHARE OF
      NAME                             SHARES            PRINCIPAL AMOUNT


Larry Crouse                     10,000                   $ 91,250

Jeffrey Crouse                   10,000                     91,250

Kenneth Crouse                   10,000                     91,250

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George Crouse                    10,000                     91,250

Jean Crouse Watt                 10,000                     91,250



                                 50,000                   $456,250


                                   EXHIBIT C


     TransFinancial Holdings, Inc., a Delaware corporation, hereby expressly consents for all purposes to the acquisition by any one or more of the Sellers of up to 881,550 shares of the common stock of the undersigned from TJS Partners, L.P., provided that all such shares so acquired are offered for sale to the undersigned pursuant to the Stock Purchase Agreement of August 14, 1998, to which this consent is attached as Exhibit C.
     This written consent was duly adopted by the Board of Directors at a meeting held on August 13, 1998.

Dated:         , 1998         TRANSFINANCIAL HOLDINGS, INC.


                         By:
                                   EXHIBIT D


     TransFinancial Holdings, Inc., a Delaware corporation ("TFH"), upon satisfaction of the conditions precedent set forth below, hereby irrevocably and expressly consents for all purposes, pursuant to Section 1(z) of the Rights
                                      -19-
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Agreement dated July 14, 1998 between TFH and UMB Bank, N.A. ("Rights
Agreement"), to (a) the acquisition by any one or more of the Crouse Family Members (as defined in the Rights Agreement) of the shares of TFH stock pledged ("Pledged Shares") under that certain Collateral Note dated August 14, 1998 issued by TFH to the order of certain Crouse Family Members in the principal amount of $10,519,482.50 (the "Collateral Note") and (b) the acquisition by TJS Partners, L.P. from any one or more of the Crouse Family Members of any or all of the Pledged Shares.

     The consent to the acquisition described in clause (a) above shall become effective only if TFH shall default in the payment of any amounts owing under the Collateral Note. The consent to the acquisition described in clause (b) above shall become effective with respect to that number of shares equal to the number of shares owned by TJS Partners, L.P. as of August 13, 1998 only if TFH shall default in the payment of any amounts owing under the Collateral Note. The consent to the acquisition described in clause (b) above shall become effective with respect to the acquisition of shares in excess of the number of shares owned by TJS Partners, L.P. as of August 13, 1998 only if TFH shall default in the payment of any amounts owing under the Collateral Note and such default shall not have been caused by TFH having been enjoined or prohibited by court order in an action initiated by a party other than TFH from paying such amounts under the Collateral Note.

     This written consent was duly adopted by the Board of Directors of TFH at a meeting held on August 13, 1998.


Dated:         , 1998         TRANSFINANCIAL HOLDINGS, INC.



                         By:
                                      -20-
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                              Timothy P. O'Neil
                              President






























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